UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      June 1, 2015

ANIXTER INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File Number: 001-10212

2301 Patriot Blvd.
Glenview, Illinois 60026
(224) 521-8000
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 9, 2015, the Board of Directors of Anixter International Inc. (the "Company") approved the disposition of its OEM Supply - Fasteners ("Fasteners") business. On February 11, 2015, the Company, through its wholly-owned subsidiary Anixter Inc., entered into a definitive asset purchase agreement with American Industrial Partners (“AIP”) to sell its Fasteners business for $380.0 million in cash, subject to certain post-closing adjustments. As a result, the assets and liabilities of the Fasteners business were classified as “Held for Sale” and the operating results of the Fasteners business were presented as “Discontinued Operations” in the Company's Condensed Consolidated Financial Statements included in its Quarterly Report on Form 10-Q for the three months ended April 3, 2015.

On June 2, 2015, the Company, through its wholly-owned subsidiary Anixter Inc., announced that on June 1, 2015, it completed the sale of the Fasteners business to AIP. The Company's press release, dated June 2, 2015, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information:

The Unaudited Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended January 2, 2015 and the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of April 3, 2015 are filed as Exhibit 99.2 to this Current Report on Form 8-K.

The operating results of the Fasteners business were reflected as discontinued operations for the entire period in the first quarter of 2015, as reported in the Condensed Consolidated Statement of Income in the Company's Quarterly Report on Form 10-Q for the three months ended April 3, 2015. Therefore, the Unaudited Pro Forma Condensed Consolidated Statement of Income for the first quarter of 2015 has not been included in Exhibit 99.2 to this Current Report on Form 8-K. For more information, see Item 2.01 herein.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated June 2, 2015, of Anixter International Inc., announcing the completion of the sale of its Fasteners business on June 1, 2015.
99.2	Unaudited Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended January 2, 2015 and the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of April 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.

Dated: June 3, 2015	By: /s/ Theodore A. Dosch
Theodore A. Dosch
Executive Vice President - Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 2, 2015, of Anixter International Inc., announcing the completion of the sale of its Fasteners business on June 1, 2015.
99.2	Unaudited Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended January 2, 2015 and the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of April 3, 2015.